As filed on December 11, 2000                                 File No. 033-63498

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       X
         Pre-Effective Amendment No.                                          _
         Post-Effective Amendment No.  14                                     X
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               X
         Amendment No.  15                                                    X

                        INVESCO INTERNATIONAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                  7800 E. Union Avenue, Denver, Colorado 80237
                    (Address of Principal Executive Offices)
                  P.O. Box 173706, Denver, Colorado 80217-3706
                                (Mailing Address)
       Registrant's Telephone Number, including Area Code: (303) 930-6300
                               Glen A. Payne, Esq.
                              7800 E. Union Avenue
                             Denver, Colorado 80237
                     (Name and Address of Agent for Service)
                                  ------------
                                   Copies to:
       Clifford J. Alexander, Esq.               Ronald M. Feiman, Esq.
       Kirkpatrick & Lockhart LLP                 Mayer, Brown & Platt
     1800 Massachusetts Avenue, N.W.                 1675 Broadway
              Second Floor                   New York, New York  10019-5820
       Washington, D.C. 20036-1800
                                  ------------
Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.
It is proposed that this filing will become effective (check appropriate box)


___  immediately upon filing pursuant to paragraph  (b)
 X   on December 14, 2000,  pursuant to paragraph  (b)
___  60 days after filing pursuant to paragraph (a)(1)
___  on ____________ pursuant to paragraph (a)(1)
___  75 days after filing  pursuant to  paragraph  (a)(2)
___  on  _________,  pursuant to paragraph  (a)(2) of rule 485
If appropriate, check the following box:
 X   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS | December 15, 2000
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
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INVESCO INTERNATIONAL FUNDS, INC.
INVESCO EUROPEAN FUND--CLASS K


A MUTUAL FUND DESIGNED FOR INVESTORS SEEKING INVESTMENT OPPORTUNITIES OVERSEAS. CLASS K SHARES ARE SOLD TO QUALIFIED RETIREMENT PLANS, RETIREMENT SAVINGS PROGRAMS, EDUCATIONAL SAVINGS PROGRAMS AND WRAP PROGRAMS PRIMARILY THROUGH THIRD PARTIES, SUCH AS BROKERS, BANKS AND FINANCIAL PLANNERS.

TABLE OF CONTENTS
Investment Goals, Strategies And Risks.........................................3
Fund Performance...............................................................4
Fees And Expenses..............................................................6
Investment Risks...............................................................7
Principal Risks Associated With The Fund.......................................8
Temporary Defensive Positions.................................................10
Fund Management...............................................................11
Portfolio Managers............................................................11
Potential Rewards.............................................................12
Share Price...................................................................12
How To Buy Shares.............................................................13
Your Account Services.........................................................14
Taxes.........................................................................15
Dividends And Capital Gain Distributions......................................15
Financial Highlights..........................................................17

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

                          [INVESCO ICON] INVESCO FUNDS (R)

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

INVESCO Funds Group, Inc. ("INVESCO") is the investment adviser for the Fund. Together with our affiliated companies, we at INVESCO direct all aspects of the management and sale of the Fund.

This Prospectus contains important information about the Fund's Class K shares, which are sold to qualified retirement plans, retirement savings programs, educational savings programs and wrap programs primarily through third parties, such as brokers, banks and financial planners. Please contact your plan or program sponsor for more detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). The Fund also offers one or more additional classes of shares through separate prospectuses. The Fund's classes have varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about other classes of shares, contact INVESCO Distributors, Inc. ("IDI") at 1-800-328-2234, or your broker, bank or financial planner who is offering the Class K shares offered in this Prospectus.

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON]      INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]   POTENTIAL INVESTMENT RISKS
[GRAPH ICON]    PAST PERFORMANCE
[INVESCO ICON]  WORKING WITH INVESCO
--------------------------------------------------------------------------------
[KEY ICON] [ARROWS ICON]  INVESTMENT GOALS, STRATEGIES AND RISKS

FACTORS COMMON TO THE FUND

FOR MORE DETAILS ABOUT THE FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Fund seeks to make your investment grow. It is aggressively managed. The Fund invests primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities.

The Fund invests primarily in securities of foreign companies located in Western Europe. We prefer companies with proven track records that are strongly managed. Although the Fund invests predominately in mid- and large-capitalization stocks, it also will hold positions in small-cap stocks. We define a "foreign" company as one that has its principal business activities outside of the United States. Since many companies do business all over the world, including in the United

States, we look at several factors to determine where a company's principal business activities are located, including:
o   The physical location of the company's management personnel; and
o   Whether more than 50% of its assets are located outside the United States;
    or
o   Whether more than 50% of its income is earned outside the United States.

The Fund combines bottom-up and top-down analysis to select securities for its portfolio.

BOTTOM-UP: We perform fundamental analysis and extensive research on specific stocks, which often includes visiting companies to meet with corporate management and understand the businesses. We seek to invest in companies that have an above-average earnings growth that we believe is not fully reflected in the present market price of their securities. Also, we seek to increase diversification by setting maximum limits on each security held in the portfolio.

TOP-DOWN: Our regional and country equity teams look at broad global economic trends and other factors that can affect markets. On a country-by-country basis, anticipated political and currency stability are also considered. Using this analysis, we decide how much the Fund will invest in each country and equity market sector. Minimum and maximum weightings for both countries and sectors are used to develop portfolio diversification. And, in some cases, our local presence and fundamental research may provide investment insights into specific opportunities and risks involved in a country or region.

This analysis is particularly important for investments in "emerging" markets --- those countries that the international financial community considers to have developing economies and securities markets that are not as established as those in the United States. Emerging countries generally are considered to include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and the nations in Western Europe (other than Greece, Portugal and Turkey). In general, investments in emerging markets have a higher degree of risk than investments in more established markets.

Other principal risks involved in investing in the Fund are foreign securities, emerging market, market, liquidity, counterparty and lack of timely information risks. These risks are described and discussed later in this Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any other mutual fund, there is always a risk that you may lose money on your investment in the Fund.

[GRAPH ICON]    FUND PERFORMANCE

Since the Fund's Class K shares were not offered until December 15, 2000, the bar chart below shows the Fund's Investor Class shares' actual yearly performance for the years ended December 31 (commonly known as its "total return") over the past decade. INVESTOR CLASS SHARES ARE NOT OFFERED IN THIS

PROSPECTUS. INVESTOR CLASS AND CLASS K RETURNS WOULD BE SIMILAR BECAUSE BOTH CLASSES OF SHARES INVEST IN THE SAME PORTFOLIO OF SECURITIES. THE RETURNS OF THE CLASSES WOULD DIFFER, HOWEVER, TO THE EXTENT OF DIFFERING LEVELS OF EXPENSES. IN THIS REGARD, THE BAR CHART DOES NOT REFLECT AN ASSET-BASED SALES CHARGE IN EXCESS OF 0.25% OF NET ASSETS; IF IT DID, THE TOTAL RETURNS SHOWN WOULD BE LOWER. The table below shows average annual total returns for various periods ended December 31, 1999 for the Fund's Investor Class shares compared to the MSCI-AC Europe Index. The information in the chart and table illustrates the variability of the Fund's Investor Class shares' total return and how its performance compared to a broad measure of market performance. Remember, past performance does not indicate how the Fund will perform in the future.

The chart below contains the following plot points:

--------------------------------------------------------------------------------
                         EUROPEAN FUND--INVESTOR CLASS
                       ACTUAL ANNUAL TOTAL RETURN(1)(2)(3)
================================================================================
                                [GRAPHIC OMITTED]

  '90    '91     '92      '93    '94     '95     '96     '97     '98     '99
 0.74%  7.99%  (7.64%)  24.60% (3.05%) 19.19%  29.68%  15.15%  32.93%  37.50%

--------------------------------------------------------------------------------
Best Calendar Qtr. 12/99    43.53%
Worst Calendar Qtr. 9/98   (17.72%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURN(1),(2),(3)
                                                   AS OF 12/31/99


--------------------------------------------------------------------------------

                                     1 YEAR         5 YEARS           10 YEARS

European Fund - Investor Class       37.50%          26.61%            14.72%
MSCI-AC Europe Index(4)              16.23%          22.54%            14.50%

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.
(2) The returns are for Investor Class shares that are not offered in this Prospectus. Total returns of Class K shares will differ only to the extent that the classes do not have the same expenses.
(3) The return for Investor Class shares of the Fund was (2.04)% year-to-date as of the calendar quarter ended September 30, 2000.
(4) The MSCI-AC Europe Index is an unmanaged index that shows the performance of common stocks for Europe. Please keep in mind that the index does not pay brokerage, management, administrative or distribution expenses, all of which are paid by the Fund and are reflected in its annual returns.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

You pay no fees to purchase Fund shares, to exchange to another INVESCO fund, or to sell your shares. Accordingly, no fees are paid directly from your shareholder account.

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

EUROPEAN FUND--CLASS K
  Management Fees                                         0.70%
  Distribution and Service (12b-1) Fees(1)                0.45%
  Other Expenses(2)                                       0.67%
                                                          -----
  Total Annual Fund Operating Expenses(2)                 1.82%
                                                          =====
(1) Because the Fund's Class K shares pay a 12b-1 distribution and service fee which is based upon the Fund's assets, if you own shares of the Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.
(2) Based on estimated expenses for the current fiscal year which may be more or less than actual expenses. Actual expenses are not provided because the Fund's Class K shares were not offered until December 15, 2000.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Class K shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in the Class K shares of the Fund for the time periods indicated and redeem all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year and that the Fund's Class K shares' operating expenses remain the same. Although the actual costs and performance of the Fund's Class K shares may be higher or lower, based on these assumptions your costs would be:

             1 year      3 years      5 years      10 years
             $185        $573         $985         $2,137

[ARROWS ICON]   INVESTMENT RISKS

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

[ARROWS ICON]   PRINCIPAL RISKS ASSOCIATED WITH THE FUND

You should consider the special factors associated with the policies discussed below in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

FOREIGN SECURITIES RISKS
Investments in foreign and emerging markets carry special risks, including currency, political, regulatory and diplomatic risks. The Fund may invest up to 100% of its assets in foreign securities.

        CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value.

        POLITICAL RISK. Political actions, events or instability may result in unfavorable changes in the value of a security.

        REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

        DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

        EUROPEAN ECONOMIC AND MONETARY UNION. Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU") which as of January 1, 1999, adopted the euro as a common currency. The national currencies will be sub-currencies of the euro until July 1, 2002, at which time these currencies will disappear entirely. Other European countries may adopt the euro in the future.

        As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries may affect the fiscal and monetary levels of those participating countries. The outcome of these and other uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.

EMERGING MARKETS RISK
Investments in emerging markets carry additional risks beyond typical investments in foreign securities. Emerging markets are countries that the international financial community considers to have developing economies and securities markets that are not as established as those in the United States. Emerging markets are generally considered to include every country in the world except the United States, Canada, Japan, Australia, New Zealand and nations in Western Europe (other than Greece, Portugal and Turkey).

Investments in emerging markets have a higher degree of risk than investments in more established markets. These countries generally have a greater degree of social, political and economic instability than do developed markets. Governments of emerging market countries tend to exercise more authority over private business activities, and, in many cases, either own or control large businesses in those countries. Businesses in emerging markets may be subject to nationalization or confiscatory tax legislation that could result in investors--including the Fund--losing their entire investment. Emerging markets often have a great deal of social tension. Authoritarian governments and military involvement in government is common. In such markets, there is often social unrest, including insurgencies and terrorist activities.

Economically, emerging markets are generally dependent upon foreign trade and foreign investment. Many of these countries have borrowed significantly from foreign banks and governments. These debt obligations can affect not only the economy of a developing country, but its social and political stability as well.

MARKET RISK
Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large businesses with outstanding securities worth $15 billion or more have less volatility than those of mid-size businesses with outstanding securities worth more than $2 billion, or small businesses with outstanding securities worth less than $2 billion.

LIQUIDITY RISK
The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

COUNTERPARTY RISK
This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

LACK OF TIMELY INFORMATION RISK
Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

               ---------------------------------------------------

Although the Fund generally invests in publicly traded securities, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------
INVESTMENT                                   RISKS
--------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRs)           Market, Information, Political,
These are securities issued by U.S.           Regulatory, Diplomatic,
banks that represent shares of                Liquidity and Currency Risks
foreign corporations held by those
banks. Although traded in U.S.
securities markets and valued in
U.S. dollars, ADRs carry most of
the risks of investing directly in
foreign securities.
--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS            Currency, Political, Diplomatic,
A contract to exchange an amount of           Counterparty and Regulatory Risks
currency on a date in the future at an
agreed-upon exchange rate might be used
by the Fund to hedge against changes in
foreign currency exchange rates when the
Fund invests in foreign securities. Such
contracts do not reduce price
fluctuations in foreign securities, or
prevent losses if the prices of those
securities decline.
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS                         Counterparty Risk
A contract under which the seller of a
security agrees to buy it back at an
agreed-upon price and time in the
future.

--------------------------------------------------------------------------------

[ARROWS ICON]   TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[INVESCO ICON]  FUND MANAGEMENT

INVESTMENT ADVISER

INVESCO, located at 7800 East Union Avenue, Denver, Colorado, is the investment adviser of the Fund. INVESCO was founded in 1932 and manages over $46.1 billion for more than 2,320,000 shareholder accounts of 46 INVESCO funds. INVESCO performs a wide variety of other services for the Fund, including administrative and transfer agency functions (the processing of purchases, sales and exchanges of Fund shares).

INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $414 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESCO Asset Management Limited, ("IAML"), a division of INVESCO, Inc. located at 11 Devonshire Square, London EC2M 4YR, is the sub-adviser to the Fund.

A wholly owned subsidiary of INVESCO, IDI is the Fund's distributor and is responsible for the sale of the Fund's shares.

INVESCO, IAML and IDI are subsidiaries of AMVESCAP PLC.

The following table shows the fees the Fund paid to INVESCO for its advisory services in the fiscal year ended October 31, 1999.

                                          ADVISORY FEE AS A PERCENTAGE OF
                FUND                AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------
European Fund                                          0.70%

[INVESCO ICON]  PORTFOLIO MANAGERS

The Fund is managed on a day-to-day basis by IAML, which serves as sub-adviser to the Fund. When we refer to team management without naming individual portfolio managers, we mean a system by which a senior investment policy group sets country-by-country allocation of Fund assets and risk controls, while individual country specialists select individual securities within those allocations.

        FUND              SUB-ADVISER          PORTFOLIO MANAGER
        European          IAML                 Team Management

[INVESCO ICON]  POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The Fund offers shareholders the potential to increase the value of their capital over time. Like most mutual funds, the Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. The Fund seeks to minimize risk by investing in many different companies in a variety of industries.

SUITABILITY FOR INVESTORS
Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Fund is most suitable for investors who:
o   are willing to grow their capital over the long-term (at least five years).
o   can accept the additional risks associated with international investing.
o understand that shares of the Fund can, and likely will, have daily price fluctuations.
o are investing tax-deferred retirement accounts, such as Traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:
o   primarily seeking current dividend income.
o unwilling to accept potentially significant changes in the price of Fund shares.
o   speculating on short-term fluctuations in the stock markets.
o are uncomfortable with the special risks associated with international investing.

[INVESCO ICON]  SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS
+ ACCRUED INTEREST AND DIVIDENDS
- FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV).

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. INVESCO determines the market value of each investment in the Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally, 4:00 p.m. Eastern time). Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends and national holidays in the NAV U.S. is calculated by adding together the current market price of all of the Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares.

All purchases, sales and exchanges of Fund shares are made by INVESCO at the NAV next calculated after INVESCO receives proper instructions from you to purchase, redeem or exchange shares of the Fund. Your instructions must be received by

INVESCO no later than the close of the NYSE to effect transactions at that day's NAV. If INVESCO hears from you after that time, your instructions will be processed at the NAV calculated at the end of the next day that the NYSE is open.

Foreign securities exchanges, which set the prices for foreign securities held by the Fund, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Fund would not calculate NAV on Thanksgiving Day (and INVESCO would not buy, sell or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Fund on that day.

[INVESCO ICON]  HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY, 4:00 P.M. EASTERN TIME.

The Fund offers multiple classes of shares. A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and other expenses payable by that class.

There is no charge to invest, exchange or redeem shares when you make transactions directly through INVESCO. However, if you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for either purchases or sales of Fund shares. For all new accounts, please send a completed application form, and specify the fund or funds and the class or classes you wish to purchase.

EXCHANGE POLICY. You may exchange your shares in the Fund for shares of the same class in another INVESCO fund on the basis of their respective NAVs at the time of the exchange. You may also exchange between Class K and Investor Class shares in any of the INVESCO funds on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing exchanges:
o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o   You may make up to four exchanges out of the Fund per 12-month period.
o The Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund and its shareholders. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least 60 days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the fund into which you wish to exchange are temporarily stopped.

Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire and your funds do not clear, you will be responsible for any related loss to the Fund or INVESCO. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

CHOOSING A SHARE CLASS. The Fund has multiple classes of shares, each class representing an interest in the same portfolio of investments. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to that class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your investment representative can help you decide among the various classes. Please contact your investment representative for several convenient ways to invest in the Fund. Class K shares are available only to qualified retirement plans, retirement savings programs, educational savings programs and wrap programs through your investment representative.


DISTRIBUTION EXPENSES. We have adopted a Plan and Agreement of Distribution - Class K (commonly known as a "12b-1 Plan") for the Fund's Class K shares. The 12b-1 fees paid by the Fund's Class K shares are used to pay distribution and service fees to IDI for the sale and distribution of the Fund's shares and to pay fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer or record. Because the Fund's Class K shares pay these fees out of their assets on an ongoing basis, these fees increase the cost of your investment.

YOUR ACCOUNT SERVICES

YOU CAN CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT OUR WEB SITE, INVESCOFUNDS.COM.

HOUSEHOLDING. To save money for the Fund, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing INVESCO. You may also request that householding be eliminated from all of your required mailings.

[GRAPH ICON]    TAXES

Everyone's tax status is unique. We encourage you to consult your own tax adviser on the tax impact to you of investing in the Fund.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of the Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes. Instead, the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the Fund or other INVESCO funds.

If you have not provided INVESCO with complete, correct tax information, the Fund is required by law to withhold 31% of your distributions and any money that you receive from the sale of shares of the Funds as a backup withholding tax.

Unless your account is held at a brokerage firm, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON]    DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund earns ordinary or investment income from dividends and interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders annually, or at such other times as the Fund may elect.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT ACCOUNTS).

The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in November.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 20% for individuals.

Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares. The Fund's NAV will drop by the amount of the distribution on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Most shareholders want to avoid this. And, if you sell your shares at a loss for tax purposes and purchase a substantially identical investment within 30 days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO fund or paid to you by check or electronic funds transfer. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund for the past five years. Certain information reflects financial results for a single Investor Class share. Since Class K shares are new, financial information is not available for this class as of the date of this Prospectus. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in Investor Class shares of the Fund (assuming reinvestment of all dividends and distributions). With the exception of the six month period ended April 30, 2000, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO International Funds, Inc.'s 1999 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting IDI at the address or telephone number on the back cover of this Prospectus.

                                  SIX MONTHS
                                ENDED APRIL 30          YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------
EUROPEAN FUND--INVESTOR CLASS        2000       1999(a)     1998      1997      1996
PER SHARE DATA                     UNAUDITED
Net Asset Value--                     $18.01     $17.62    $17.34    $15.85    $14.09
  Beginning of Period
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS(a)
Net Investment Income (Loss)          (0.07)     (0.09)      0.04      0.07      0.05
Net Gains on Securities (both
  Realized and Unrealized)              8.47       2.18      3.58      2.63      3.00
--------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS        8.40       2.09      3.62      2.70      3.05
--------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income    0.00       0.00      0.06      0.07      0.08
In Excess of Net Investment Income(b)   0.00       0.01      0.00      0.00      0.00
Distributions from Capital Gains        0.44       1.69      3.28      1.14      1.21
--------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                     0.44       1.70      3.34      1.21      1.29
--------------------------------------------------------------------------------------
NET ASSET VALUE--END OF PERIOD        $25.97     $18.01    $17.62    $17.34    $15.85
======================================================================================
TOTAL RETURN                    47.26%(c)(d)  12.64%(c)    24.92%    18.07%    23.47%
RATIOS
Net Assets--End of Period
  ($000 Omitted)                    $986,388   $546,257  $672,146  $324,819  $300,588
Ratio of Expenses to
  Average Net Assets(e)           (0.67%)(d)      1.56%     1.34%     1.25%     1.36%
Ratio of Net Investment Income
  (Loss) to Average Net Assets    (0.30%)(d)    (0.48%)     0.24%     0.33%     0.37%
Portfolio Turnover Rate             (45%)(d)        90%      102%       90%       91%

(a) The per share information was computed using average shares for the year ended October 31, 1999.
(b) Distributions in excess of net investment income for the year ended October 31, 1998, aggregated to less than $0.01 on a per share basis.
(c) The applicable redemption fees for the Investor Class are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, are not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements.

DECEMBER 15, 2000

INVESCO INTERNATIONAL FUNDS, INC.
INVESCO EUROPEAN FUND-CLASS K

You may obtain additional information about the Fund from several sources.

FINANCIAL REPORTS. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as market and general economic trends affecting the Fund's performance. The annual report also includes the report of the Fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated December 15, 2000 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The current Prospectus of the Fund may be accessed through the INVESCO Web site at invescofunds.com. In addition, the Prospectus, SAI, annual report and semiannual report of the Fund are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report or semiannual report, write to INVESCO Distributors, Inc., P.O. Box 17970, Denver, Colorado 80217; or call 1-800-328-2234. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. This information can be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or by calling 1-202-942-8090. The SEC file numbers for the Fund are 811-7758 and 033-63498.




811-7758

                       STATEMENT OF ADDITIONAL INFORMATION

                        INVESCO INTERNATIONAL FUNDS, INC.

           INVESCO European Fund - Investor Class, Class C and Class K INVESCO International Blue Chip Value Fund - Investor Class and Class C


Address:                                  Mailing Address:

7800 E. Union Ave., Denver, CO 80237      P.O. Box 173706, Denver, CO 80217-3706

                                   Telephone:


                           In continental U.S., call:

                      1-800-525-8085 for Investor Class and

                     1-800-328-2234 for Class C and Class K




                                December 15, 2000


--------------------------------------------------------------------------------

A Prospectus for the Investor Class shares of INVESCO European and INVESCO International Blue Chip Value Funds dated February 15, 2000, a Prospectus for the Class C shares of INVESCO European and INVESCO International Blue Chip Value Funds dated February 15, 2000 and a Prospectus for Class K shares of INVESCO European Fund dated December 15, 2000, provide the basic information you should know before investing in a Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Funds' Prospectuses; in other words, this SAI is legally part of the Funds' Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectuses.

You may obtain, without charge, the current Prospectuses, SAI and annual and semiannual reports of the Funds by writing to INVESCO Distributors, Inc., P.O. Box 173706, Denver, CO 80217-3706 , or by calling 1-800-525-8085 for
Investor Class and 1-800-328-2234 for Class C and Class K. The Prospectuses of the Investor Class, Class C and Class K shares of the Funds are also available through the INVESCO Web site at invescofunds.com.

TABLE OF CONTENTS

The Company................................................................22

Investments, Policies and Risks............................................22

Investment Restrictions....................................................42

Management of the Funds....................................................44

Other Service Providers....................................................71

Brokerage Allocation and Other Practices...................................71

Capital Stock..............................................................73

Tax Consequences of Owning Shares of a Fund................................74

Performance................................................................77

Code of Ethics.............................................................79

Financial Statements.......................................................79

Appendix A.................................................................80

THE COMPANY

The Company was incorporated under the laws of Maryland as INVESCO International Funds, Inc. on April 2, 1993. On July 1, 1993, the Company, through the European Fund, assumed all of the assets and liabilities of the European portfolio of Financial Strategic Portfolios, Inc. In addition, on July 1, 1993, the Company, through the International Growth Fund, assumed all of the assets and liabilities of International Growth Fund, a series of Financial Series Trust, a Massachusetts business trust. All financial information and other information about the Company and the Funds for the periods prior to July 1, 1993 relates to Financial Strategic Portfolios, Inc. and Financial Series Trust.

The Company is an open-end, diversified, management investment company currently consisting of two portfolios of investments: INVESCO European Fund - Investor Class, Class C, and Class K and INVESCO International Blue Chip Value Fund - Investor Class and Class C (each a "Fund" and collectively, the "Funds"). Additional funds may be offered in the future.

"Open-end" means that each Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of each Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds.

INVESTMENTS, POLICIES AND RISKS

The principal investments and policies of the Funds are discussed in the Prospectuses of the Funds. The Funds also may invest in the following securities and engage in the following practices.

ADRs -- American Depository Receipts, or ADRs, are securities issued by American banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Funds may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit ("CDs") issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the board of directors. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Funds may also invest in bankers' acceptances, time deposits and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. INVESCO Funds Group, Inc. ("INVESCO"), the Funds' investment adviser, will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

DEBT SECURITIES -- Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which a Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which a Fund has invested.

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Lower-rated debt securities are often referred to as "junk bonds." Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by a Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower grade if it is rated Ba or less by Moody's, BB or less by S&P. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although a Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's, the Funds' investments have generally been limited to debt securities rated B or higher by either S&P or Moody's. Debt securities rated lower than B by either S&P or Moody's are usually considered to be speculative. At the time of purchase, INVESCO will limit Fund investments to debt securities which INVESCO believes are not highly speculative and which are rated at least CCC by S&P or Caa by Moody's.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, INVESCO attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B or CCC) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

The Funds expect that most emerging country debt securities in which they invest will not be rated by U.S. rating services. Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B or CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other ratings services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Funds may invest in zero coupon bonds and step-up bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Fund.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue CDs and bankers' acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Funds' credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EQUITY SECURITIES -- The Funds may invest in common, preferred and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Funds, share in a corporation's earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Funds seek when they invest in stocks and similar instruments.

Instead, the Funds seek to invest in stocks that will increase in market value and may be sold for more than a Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what the company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market value fluctuates constantly, often due to factors entirely outside the control of the Funds or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Funds also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

EUROBONDS AND YANKEE BONDS -- Bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for a Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by a Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of each Fund. Generally, the Funds' foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

FUTURES, OPTIONS AND OTHER FINANCIAL INSTRUMENTS

GENERAL. The adviser and/or sub-adviser may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of a Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in a Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, it relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (E.G., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of a Fund."

In addition to the instruments and strategies described below, the adviser and/or sub-adviser may use other similar or related techniques to the extent that they are consistent with a Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds' Prospectuses or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

SPECIAL RISKS. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of a Fund. If the adviser and/or sub-adviser employs a Financial Instrument that correlates imperfectly with a Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that a Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of a Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the adviser and/or sub-adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5) As described below, the Funds are required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (I.E., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

COVER. Positions in Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. Each Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (E.G., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Options embody the possibility of large amounts of exposure, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

The Funds' ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDEXES. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, a Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time a Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. When a Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When a Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of a Fund's fixed-income portfolio. If the adviser and/or sub-adviser wishes to shorten the duration of a Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the adviser and/or sub-adviser wishes to lengthen the duration of a Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions liquidity of such futures contracts also could be reduced. Additionally, the adviser and/or sub-adviser may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of a Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If a Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. A Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (E.G., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the adviser and/or sub-adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY DEPOSITS. The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Funds may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the adviser anticipates that there will be a positive correlation between the two currencies.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the adviser anticipates. There is no assurance that the adviser's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

COMBINED POSITIONS. A Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

TURNOVER. The Funds' options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS AND COLLARS. The Funds are authorized to enter into swaps, caps, floors and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, E.G., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

ILLIQUID SECURITIES -- Securities which do not trade on stock exchanges or in the over the counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. A Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over the counter market.

INVESTMENT COMPANY SECURITIES -- To manage their daily cash positions, the Funds may invest in securities issued by other investment companies that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Funds also may invest in Standard & Poor's Depository Receipts ("SPDRs") and shares of other investment companies. SPDRs are investment companies whose portfolios mirror the compositions of specific S&P indices, such as the S&P 500 and the S&P 400. SPDRs are traded on the American Stock Exchange. SPDR holders such as a Fund are paid a "Dividend Equivalent Amount" that corresponds to the amount of cash dividends accruing to the securities held by the SPDR Trust, net of certain fees and expenses. The Investment Company Act of 1940, as amended (the "1940 Act") limits investments in securities of other investment companies, such as the SPDR Trust. These limitations include, among others, that, subject to certain exceptions, no more than 10% of a Fund's total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company and a Fund may not own more than 3% of the outstanding shares of any investment company. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

REITs -- Real Estate Investment Trusts are investment trusts that invest primarily in real estate and securities of businesses connected to the real estate industry.

REPURCHASE AGREEMENTS -- A Fund may enter into repurchase agreements, or REPOs, on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the

Fund acquires a debt security and then resells it to the seller at an agreed upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements with commercial banks, registered broker-dealers or registered government securities dealers that are creditworthy under standards established by the Company's board of directors. The Company's board of directors has established standards that INVESCO and the applicable sub-adviser must use to review the creditworthiness of any bank, broker or dealer that is party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. A Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

RULE 144A SECURITIES -- A Fund also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable a Fund to sell a Rule 144A investment when appropriate. For this reason, the Company's board of directors has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to a Fund's limitations on investment in restricted securities. The Company's board of directors has given INVESCO the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

SECURITIES LENDING -- Each Fund may lend its portfolio securities. The advantage of lending portfolio securities is that a Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving interest from the borrower of the securities. The primary risk in lending portfolio securities is that a borrower may fail to return a portfolio security.

SOVEREIGN DEBT -- In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchange on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

The Funds may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and highly volatile.

U.S. GOVERNMENT SECURITIES -- Each Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. A Fund will invest in securities of such instrumentalities only when INVESCO and the applicable sub-adviser are satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

WHEN-ISSUED/DELAYED DELIVERY -- The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

INVESTMENT RESTRICTIONS

The Funds operate under certain investment restrictions. For purposes of the following restrictions, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from a Fund.

The following restrictions are fundamental and may not be changed without prior approval of a majority of the outstanding voting securities of a Fund, as defined in the 1940 Act. Each Fund may not:

       1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

       2. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of a Fund's total assets would be invested in the securities of that issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of that issuer;

       3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

       4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

       5.   issue senior securities, except as permitted under the 1940 Act;

       6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

       7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or

       8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

       9. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

       A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

       B. The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

       C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

       D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

       E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

       F. With respect to fundamental limitation (1), investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a specific industry.

In addition, with respect to a Fund that may invest in municipal obligations, the following non-fundamental policy applies, which may be changed without shareholder approval:

         Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity. With respect to a Fund that is not a money market fund, securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

Following is a chart outlining some of the limitations pursuant to non-fundamental investment policies set by the board of directors. These non-fundamental policies may be changed by the board of directors without shareholder approval:

--------------------------------------------------------------------------------
                                                        INTERNATIONAL BLUE
INVESTMENT                     EUROPEAN                 CHIP VALUE
--------------------------------------------------------------------------------

EQUITY SECURITIES              At least 80% in          At least 65% in
                               companies domiciled      securities of blue
                               in Western Europe.       chip foreign companies.
--------------------------------------------------------------------------------



MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISER

INVESCO, located at 7800 East Union Avenue, Denver, Colorado, is the Company's investment adviser. INVESCO was founded in 1932 and serves as an investment adviser to:

         INVESCO Counselor Series Funds, Inc.
           (formerly, INVESCO Advantage Series Funds, Inc.)
         INVESCO Bond Funds, Inc.
         INVESCO Combination Stock & Bond Funds, Inc.
         INVESCO International Funds, Inc.

         INVESCO Money Market Funds, Inc.
         INVESCO Sector Funds, Inc.
         INVESCO Stock Funds, Inc.
         INVESCO Treasurer's Series Funds, Inc.
         INVESCO Variable Investment Funds, Inc.

As of October 31, 2000, INVESCO managed 46 mutual funds having combined assets of 46.1 billion on behalf of more than 2,320,000 shareholder accounts.

INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $414 billion in assets under management on September 30, 2000.

AMVESCAP PLC's North American subsidiaries include:

      INVESCO Retirement and Benefit Services, Inc. ("IRBS"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, institutional plan providers and foreign governments.

         INVESCO Retirement Plan Services ("IRPS"), Atlanta, Georgia, a division of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 million and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide retirement plan products and services.

         Institutional Trust Company, doing business as INVESCO Trust Company ("ITC"), Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides complete transfer agency functions: correspondence, sub-accounting, telephone communications and processing of distributions.

      INVESCO, Inc., Atlanta, Georgia, manages individualized investment portfolios of equity, fixed income and real estate securities for institutional clients, including mutual funds and the collective investment entities. INVESCO, Inc. includes the following Divisions:

         INVESCO Capital Management Division, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

         INVESCO Management & Research Division, Boston, Massachusetts, primarily manages pension and endowment accounts.

         PRIMCO Capital Management Division, Louisville, Kentucky, specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

         INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP PLC's clients worldwide. Clients include corporate pension plans and public pension funds as well as endowment and foundation accounts.

         INVESCO (NY) Division, New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as sub-adviser with respect to certain commingled employee benefit trusts.

      A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

      A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies.

      A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.

THE INVESTMENT ADVISORY AGREEMENT

INVESCO serves as investment adviser to the Funds under an Investment Advisory Agreement dated February 28, 1997 (the "Agreement") with the Company.

The Agreement requires that INVESCO manage the investment portfolio of each Fund in a way that conforms with the Fund's investment policies. INVESCO may directly manage a Fund itself, or may hire a sub-adviser, which may be an affiliate of INVESCO, to do so. Specifically, INVESCO is responsible for:

         o managing the investment and reinvestment of all the assets of the Funds, and executing all purchases and sales of portfolio securities;

         o maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the 1933 Act, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

         o determining what securities are to be purchased or sold for the Funds, unless otherwise directed by the directors of the Company, and executing transactions accordingly;

         o providing the Funds the benefit of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of a long-range investment policy now or hereafter generally available to the investment advisory customers of the adviser or any sub-adviser;

         o determining what portion of each Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and

         o making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to a Fund's portfolio securities shall be exercised.

INVESCO also performs all of the following services for the Funds:

         o  administrative;

         o  internal accounting (including computation of net asset value);

         o  clerical and statistical;

         o  secretarial;

         o all other services necessary or incidental to the administration of the affairs of the Funds;

         o supplying the Company with officers, clerical staff and other employees;

         o furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts;

         o conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff or in conjunction with independent attorneys and accountants (including prospectuses, statements of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds);

         o  supplying basic telephone service and other utilities; and

         o preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act.

Expenses not assumed by INVESCO are borne by the Funds. As full compensation for its advisory services to the Company, INVESCO receives a monthly fee from each Fund. The fee is calculated at the annual rate of:

European Fund

   o  0.75% on the first $350 million of the Fund's average net assets;

   o  0.65% on the next $350 million of the Fund's average net assets;

   o  0.55% of the Fund's average net assets from $700 million;

   o  0.45% of the Fund's average net assets from $2 billion;

   o  0.40% of the Fund's average net assets from $4 billion;

   o  0.375% of the Fund's average net assets from $6 billion; and

   o  0.35% of the Fund's average net assets from $8 billion.

International Blue Chip Value Fund

   o  0.75% on the first $500 million of the Fund's average net assets;

   o  0.65% on the next $500 million of the Fund's average net assets;

   o  0.55% of the Fund's average net assets from $1 billion;

   o  0.45% of the Fund's average net assets from $2 billion;

   o  0.40% of the Fund's average net assets from $4 billion;

   o  0.375% of the Fund's average net assets from $6 billion; and

   o  0.35% of the Fund's average net assets from $8 billion.

During the periods outlined in the table below, the Funds paid INVESCO advisory fees in the dollar amounts shown below. Since the Funds' Class C shares were not offered until February 15, 2000 and the European Fund's Class K shares were not offered until December 15, 2000, no advisory fees were paid with respect to Class C and Class K shares for the periods shown below. If applicable, the advisory fees were offset by credits in the amounts shown below, so that the Funds' fees were not in excess of the expense limitations shown below, which have been voluntarily agreed to by the Company and INVESCO.

                                      ADVISORY     TOTAL EXPENSE   TOTAL EXPENSE
                                      FEE DOLLARS  REIMBURSEMENTS   LIMITATIONS

INVESTOR CLASS

EUROPEAN FUND
Year Ended October 31, 1999           $4,445,112    $           0      2.00%
Year Ended October 31, 1998            3,802,357                0      2.00%
Year Ended October 31, 1997            2,679,462                0      2.00%

INTERNATIONAL BLUE CHIP VALUE FUND
Year Ended October 31, 1999           $  214,536    $     133,898      2.00%
Period Ended October 31, 1998(1)             176                0      2.00%

(1) For the period October 28, 1998, commencement of operations, through October 31, 1998.


THE SUB-ADVISORY AGREEMENT

With respect to the European Fund, INVESCO Asset Management Limited ("IAML") serves as sub-adviser to the Fund pursuant to a Sub-Advisory Agreement dated February 28, 1997 (the "Sub-Agreement") with INVESCO. With respect to the International Blue Chip Value Fund, INVESCO Global Asset Management (N.A.)("IGAM") serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement dated September 18, 1998 (the "International Blue Chip Value Sub-Agreement") with INVESCO.

The Sub-Agreement and International Blue Chip Value Sub-Agreement (the "Sub-Agreements") provide that IAML or IGAM, as applicable, subject to the supervision of INVESCO, shall manage the investment portfolios of the respective Funds in conformity with each such Fund's investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of each Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the 1933 Act and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for each Fund, unless otherwise directed by the directors of the Company or INVESCO, and executing transactions accordingly; (d) providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of IAML or IGAM; (e) determining what portion of a Fund's assets should be invested in the various types of securities authorized for purchase by such Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of a Fund shall be exercised.

The Sub-Agreements provide that, as compensation for their services, IAML and IGAM shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of the applicable Fund's net assets. The sub-advisory fees are paid by INVESCO, NOT the Funds. The fees are calculated at the following annual rates:

European Fund

   o  0.30% on the first $350 million of the Fund's average net assets;

   o  0.26% on the next $350 million of the Fund's average net assets;

   o  0.22% of the Fund's average net assets from $700 million;

   o  0.18% of the Fund's average net assets from $2 billion;

   o  0.16% of the Fund's average net assets from $4 billion;

   o  0.15% of the Fund's average net assets from $6 billion; and

   o  0.14% of the Fund's average net assets from $8 billion.

International Blue Chip Value Fund

   o  0.30% on the first $500 million of the Fund's average net assets;

   o  0.26% on the next $500 million of the Fund's average net assets;

   o  0.22% of the Fund's average net assets from $1 billion;

   o  0.18% of the Fund's average net assets from $2 billion;

   o  0.16% of the Fund's average net assets from $4 billion;

   o  0.15% of the Fund's average net assets from $6 billion; and

   o  0.14% of the Fund's average net assets from $8 billion.


ADMINISTRATIVE SERVICES AGREEMENT

INVESCO, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement dated June 1, 2000 with the Company.

The Administrative Services Agreement requires INVESCO to provide the following services to the Funds:

   o such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and

   o such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

As full compensation for services provided under the Administrative Services Agreement, each Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.045% of the average net assets of each Fund. Prior to May 13, 1999, the rate was 0.015% of the average net assets of each Fund.


TRANSFER AGENCY AGREEMENT

INVESCO also performs transfer agent, dividend disbursing agent, and registrar services for the Funds pursuant to a Transfer Agency Agreement dated June 1, 2000 with the Company.

The Transfer Agency Agreement provides that each Fund pays INVESCO an annual fee of $22.50 ($20.00 prior to June 1, 2000) per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in each Fund at any time during each month.

FEES PAID TO INVESCO

During the periods outlined in the table below, the Funds paid the following fees to INVESCO (in some instances, prior to the absorption of certain Fund expenses by INVESCO and the sub-adviser, where applicable). Since the Funds' Class C shares were not offered until February 15, 2000 and the European Fund's Class K shares were not offered until December 15, 2000, no fees were paid with respect to Class C and Class K shares for the periods shown below.

                                                   ADMINISTRATIVE       TRANSFER
                                     ADVISORY         SERVICES           AGENCY
                                     --------         --------           ------

INVESTOR CLASS
--------------

EUROPEAN FUND

Year Ended October 31, 1999         $4,445,112     $   181,845        $1,883,782
Year Ended October 31, 1998          3,802,357          89,993         1,100,420
Year Ended October 31, 1997          2,679,462          63,965           985,603

INTERNATIONAL BLUE CHIP VALUE FUND

Year Ended October 31, 1999         $  214,536     $    20,645        $  199,248
Period Ended October 31, 1998(1)           176              84                 0


(1) For the period October 28, 1998, commencement of operations, through October 31, 1998.


DIRECTORS AND OFFICERS OF THE COMPANY

The overall direction and supervision of the Company come from the board of directors. The board of directors is responsible for making sure that the Funds' general investment policies and programs are carried out and that the Funds are properly administered.

The board of directors has an audit committee comprised of four of the directors who are not affiliated with INVESCO (the "Independent Directors"). The committee meets quarterly with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

The Company has a management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of the Company, and to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

The Company has a brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by the Funds, and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Company's board of directors.

The Company has a derivatives committee. The committee meets periodically to review derivatives investments made by the Funds. It monitors derivative usage by the Funds and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies on such instruments adopted by the Company's board of directors. It reports on these matters to the Company's board of directors.

The Company has a legal committee, an insurance committee and a compensation committee. These committees meet when necessary to review legal, insurance and compensation matters of importance to the Company.

The Company has a nominating committee. The committee meets periodically to review and nominate candidates for positions as independent directors to fill vacancies on the board of directors.

The officers of the Company, all of whom are officers and employees of INVESCO, are responsible for the day-to-day administration of the Company and the Funds. The officers of the Company receive no direct compensation from the Company or the Funds for their services as officers. INVESCO has the primary responsibility for making investment decisions on behalf of the Funds. These investment decisions are reviewed by the investment committee of INVESCO.

All of the officers and directors of the Company hold comparable positions with the following funds, which, with the Company, are collectively referred to as the "INVESCO Funds":

         INVESCO Counselor Series Funds, Inc.
           (formerly, INVESCO Advantage Series Funds, Inc.)

         INVESCO Bond Funds, Inc.
         INVESCO Combination Stock & Bond Funds, Inc.
         INVESCO International Funds, Inc.
         INVESCO Money Market Funds, Inc.
         INVESCO Sector Funds, Inc.
         INVESCO Stock Funds, Inc.
         INVESCO Treasurer's Series Funds, Inc.
         INVESCO Variable Investment Funds, Inc.

The table below provides information about each of the Company's directors and officers. Their affiliations represent their principal occupations.

Name, Address, and Age         Position(s) Held          Principal Occupation(s)
                               With Company              During Past Five Years

Mark H. Williamson (2)(3)      President, Chief          President, Chief
7800 E. Union Avenue           Executive Officer and     Executive Officer and
Denver, Colorado               Chairman of the           Chairman of the Board
Age:  49                       Board                     of INVESCO Funds Group,
                                                         Inc.; President and
                                                         Chief Executive Officer
                                                         and Chairman of the
                                                         Board of INVESCO
                                                         Distributors, Inc.;
                                                         President, Chief
                                                         Operating Officer and
                                                         Chairman of the Board
                                                         of INVESCO Global
                                                         Health Sciences Fund;
                                                         formerly, Chairman and
                                                         Chief Executive Officer
                                                         of NationsBanc
                                                         Advisors, Inc.;
                                                         formerly, Chairman of
                                                         NationsBanc
                                                         Investments, Inc.

Name, Address, and Age         Position(s) Held          Principal Occupation(s)
                               With Company              During Past Five Years

Fred A. Deering(1)(2)(7)(8)    Vice Chairman of          Trustee of INVESCO
1551 Larimer Street, #1701     the Board                 Global Health
Denver, Colorado                                         Sciences Fund;
Age:  72                                                 formerly, Chairman of
                                                         the Executive Committee
                                                         and Chairman of the
                                                         Board of Security Life
                                                         of Denver Insurance
                                                         Company; Director of
                                                         ING American Holdings
                                                         Company and First ING
                                                         Life Insurance Company
                                                         of New York.


Victor L. Andrews, Ph.D.       Director                  Professor Emeritus,
(4)(6)(10)                                               Chairman Emeritus and
34 Seawatch Drive                                        Chairman of the CFO
Savannah, Georgia                                        Roundtable of the
Age:  70                                                 Department of Finance
                                                         of Georgia State
                                                         University; President,
                                                         Andrews Financial
                                                         Associates, Inc.
                                                        (consulting firm);
                                                         Director of The
                                                         Sheffield Funds, Inc.;
                                                         formerly, member of the
                                                         faculties of the
                                                         Harvard Business School
                                                         and the Sloan School of
                                                         Management of MIT.


Bob R. Baker (2)(4)(5)(9)      Director                  Consultant (since
37 Castle Pines Dr. N.                                   2000); formerly,
Castle Rock, Colorado                                    President and Chief
Age:  64                                                 Executive Officer (1989
                                                         to 2000) of AMC Cancer
                                                         Research Center,
                                                         Denver, Colorado; until
                                                         mid-December 1988, Vice
                                                         Chairman of the Board
                                                         of First Columbia
                                                         Financial Corporation,
                                                         Englewood, Colorado;
                                                         formerly, Chairman of
                                                         the Board and Chief
                                                         Executive Officer of
                                                         First Columbia
                                                         Financial Corporation.

Name, Address, and Age         Position(s) Held          Principal Occupation(s)
                               With Company              During Past Five Years

Charles W. Brady (3)(10)       Director                  Chief Executive Officer
1315 Peachtree St., N.E.                                 and Chairman of
Atlanta, Georgia                                         AMVESCAP PLC, London,
Age:  65                                                 England and various
                                                         subsidiaries of
                                                         AMVESCAP PLC; Trustee
                                                         of INVESCO Global
                                                         Health Sciences Fund.


Lawrence H. Budner(1)(5)(10)   Director                  Trust Consultant; prior
7608 Glen Albens Circle                                  to June 30, 1987,
Dallas, Texas                                            Senior Vice President
Age:  70                                                 and Senior Trust
                                                         Officer of InterFirst
                                                         Bank, Dallas, Texas.


James T. Bunch(4)(5)(9)        Director                  Principal and Founder
3600 Republic Plaza                                      of Green Manning &
370 Seventeenth Street                                   Bunch Ltd., Denver,
Denver, Colorado                                         Colorado, since August
Age:  58                                                 1988; Director and
                                                         Secretary of Green
                                                         Manning & Bunch
                                                         Securities, Inc.,
                                                         Denver, Colorado since
                                                         September 1993; Vice
                                                         President and Director
                                                         of Western Golf
                                                         Association and Evans
                                                         Scholars Foundation;
                                                         formerly, General
                                                         Counsel and Director of
                                                         Boettcher & Co.,
                                                         Denver, Colorado;
                                                         formerly, Chairman and
                                                         Managing Partner of
                                                         Davis Graham & Stubbs,
                                                         Denver, Colorado.

Name, Address, and Age         Position(s) Held          Principal Occupation(s)
                               With Company              During Past Five Years

Wendy L. Gramm, Ph.D.(4)(6)(9) Director                  Self-employed (since
4201 N. Yuma Street, N.W.                                1993); Distinguished
Washington, D.C.                                         Senior Fellow and
Age:  55                                                 Director, Regulatory
                                                         Studies Program,
                                                         Mercatus Center George
                                                         Mason University, VA;
                                                         formerly, Chairman,
                                                         Commodity Futures
                                                         Trading Commission;
                                                         Administrator for
                                                         Information and
                                                         Regulatory Affairs at
                                                         the Office of
                                                         Management and Budget;
                                                         Also, Director of Enron
                                                         Corporation, IBP, Inc.,
                                                         State Farm Insurance
                                                         Company, International
                                                         Republic Institute, and
                                                         the Texas Public Policy
                                                         Foundation; formerly,
                                                         Director of the Chicago
                                                         Mercantile Exchange
                                                         (1994 to 1999), Kinetic
                                                         Concepts, Inc. (1996 to
                                                         1997), and the
                                                         Independent Women's
                                                         Forum (1994 to 1999).


Richard W. Healey(3)           Director                  Director and Senior
7800 E. Union Avenue                                     Vice President of
Denver, Colorado                                         INVESCO Funds Group,
Age:  46                                                 Inc.; Director and
                                                         Senior Vice President
                                                         of INVESCO
                                                         Distributors, Inc.;
                                                         formerly, Senior Vice
                                                         President of GT
                                                         Global-North America
                                                         (1996 to 1998) and The
                                                         Boston Company (1993 to
                                                         1996).

Name, Address, and Age         Position(s) Held          Principal Occupation(s)
                               With Company              During Past Five Years

Gerald J. Lewis(1)(6)(7)       Director                  Chairman of Lawsuit
701 "B" Street                                           Resolution Services,
Suite 2100                                               San Diego, California
San Diego, California                                    since 1987; Director of
Age:  67                                                 General Chemical Group,
                                                         Inc., Hampdon, New
                                                         Hampshire, since 1996;
                                                         formerly, Associate
                                                         Justice of the
                                                         California Court of
                                                         Appeals; Director of
                                                         Wheelabrator
                                                         Technologies, Inc.,
                                                         Fisher Scientific,
                                                         Inc., Henley
                                                         Manufacturing, Inc.,
                                                         and California Coastal
                                                         Properties, Inc.;
                                                         Of Counsel, Latham &
                                                         Watkins, San Diego,
                                                         California (1987 to
                                                         1997).


John W. McIntyre(1)(2)(5)(7)   Director                  Retired. Formerly, Vice
7 Piedmont Center                                        Chairman of the Board
Suite 100                                                of Directors of The
Atlanta, Georgia                                         Citizens and Southern
Age: 70                                                  Corporation and
                                                         Chairman of the Board
                                                         and Chief Executive
                                                         Officer of The Citizens
                                                         and Southern Georgia
                                                         Corp. and The Citizens
                                                         and Southern National
                                                         Bank; Trustee of
                                                         INVESCO Global Health
                                                         Sciences Fund, Gables
                                                         Residential Trust,
                                                         Employee's Retirement
                                                         System of GA, Emory
                                                         University, and J.M.
                                                         Tull Charitable
                                                         Foundation; Director of
                                                         Kaiser Foundation
                                                         Health Plans of
                                                         Georgia, Inc.

Name, Address, and Age         Position(s) Held          Principal Occupation(s)
                               With Company              During Past Five Years

Larry Soll, Ph.D.(4)(6)(9)(10) Director                  Retired.  Formerly,
2358 Sunshine Canyon Drive                               Chairman of the Board
Boulder, Colorado                                        (1987 to 1994), Chief
Age:  58                                                 Executive Officer (1982
                                                         to 1989 and 1993 to
                                                         1994) and President
                                                         (1982 to 1989) of
                                                         Synergen Inc.; Director
                                                         of Synergen since
                                                         incorporation in 1982;
                                                         Director of Isis
                                                         Pharmaceuticals, Inc.;
                                                         Trustee of INVESCO
                                                         Global Health Sciences
                                                         Fund.


Glen A. Payne                  Secretary                 Senior Vice President,
7800 E. Union Avenue                                     General Counsel and
Denver,  Colorado                                        Secretary of INVESCO
Age:  53                                                 Funds Group, Inc.;
                                                         Senior Vice President,
                                                         Secretary and General
                                                         Counsel of INVESCO
                                                         Distributors,  Inc.;
                                                         Secretary of INVESCO
                                                         Global Health Sciences
                                                         Fund; formerly, General
                                                         Counsel of INVESCO
                                                         Trust Company (1989 to
                                                         1998) and employee of a
                                                         U.S. regulatory agency,
                                                         Washington, D.C. (1973
                                                         to 1989).

Name, Address, and Age         Position(s) Held          Principal Occupation(s)
                               With Company              During Past Five Years

Ronald L. Grooms               Chief Accounting          Senior Vice President,
7800 E. Union Avenue           Officer, Chief            Treasurer and Director
Denver, Colorado               Financial Officer         of INVESCO Funds Group,
Age:  54                       and Treasurer             Inc.; Senior Vice
                                                         President, Treasurer
                                                         and Director of
                                                         INVESCO Distributors,
                                                         Inc.; Treasurer and
                                                         Principal Financial
                                                         and Accounting Officer
                                                         of INVESCO Global
                                                         Health Sciences Fund;
                                                         formerly, Senior Vice
                                                         President and Treasurer
                                                         of INVESCO Trust
                                                         Company (1988 to 1998).

William J. Galvin, Jr.         Assistant Secretary       Senior Vice President,
7800 E. Union Avenue                                     Assistant Secretary and
Denver, Colorado                                         Director of INVESCO
Age:  44                                                 Funds Group, Inc.;
                                                         Senior Vice President,
                                                         Assistant Secretary and
                                                         Director of INVESCO
                                                         Distributors, Inc.;
                                                         formerly, Trust Officer
                                                         of INVESCO Trust
                                                         Company (1995 to 1998).


Pamela J. Piro                 Assistant Treasurer       Vice President and
7800 E. Union Avenue                                     Assistant Treasurer of
Denver, Colorado                                         INVESCO Funds Group,
Age:  40                                                 Inc.; Assistant
                                                         Treasurer of INVESCO
                                                         Distributors, Inc.;
                                                         formerly, Assistant
                                                         Vice President (1996 to
                                                         1997), Director-
                                                         Portfolio Accounting
                                                         (1994 to 1996),
                                                         Portfolio Accounting
                                                         Manager (1993 to 1993)
                                                         and Assistant
                                                         Accounting Manager
                                                         (1990 to 1993).

Name, Address, and Age         Position(s) Held          Principal Occupation(s)
                               With Company              During Past Five Years

Alan I. Watson                 Assistant Secretary       Vice President of
7800 E. Union Avenue                                     INVESCO Funds Group,
Denver, Colorado                                         Inc.; formerly, Trust
Age:  59                                                 Officer of INVESCO
                                                         Trust Company.


Judy P. Wiese                  Assistant Secretary       Vice President and
7800 E. Union Avenue                                     Assistant Secretary of
Denver, Colorado                                         INVESCO Funds Group,
Age:  52                                                 Inc.; Assistant
                                                         Secretary of INVESCO
                                                         Distributors, Inc.;
                                                         formerly, Trust Officer
                                                         of INVESCO Trust
                                                         Company.



(1)     Member of the audit committee of the Company.

(2) Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

(3) These directors are "interested persons" of the Company as defined in the 1940 Act.

(4)     Member of the management liaison committee of the Company.

(5)     Member of the brokerage committee of the Company.

(6)     Member of the derivatives committee of the Company.

(7)     Member of the legal committee of the Company.

(8)     Member of the insurance committee of the Company.

(9)     Member of the nominating committee of the Company.

(10)    Member of the compensation committee of the Company.

The following table shows the compensation paid by the Company to its Independent Directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company, all for the fiscal year ended October 31, 1999.

In addition, the table sets forth the total compensation paid by all of the INVESCO Funds and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors or trustees for services rendered in their capacities as directors or trustees during the year ended December 31, 1999. As of December 31, 1999, there were 45 funds in the INVESCO Complex.

--------------------------------------------------------------------------------
Name of Person        Aggregate        Benefits      Estimated      Total
and                   Compensation     Accrued As    Annual         Compensation
Position              From             Part of       Benefits       From INVESCO
                      Company(1)       Company       Upon           Complex Paid
                                       Expenses(2)   Retirement(3)  To
                                                                    Directors(7)
--------------------------------------------------------------------------------
Fred A. Deering,
Vice Chairman of
the Board             $4,076           $1,897        $1,281         $107,050
--------------------------------------------------------------------------------
Victor L. Andrews      3,853            1,815         1,413           84,700
--------------------------------------------------------------------------------
Bob R. Baker           3,894            1,620         1,893           82,850
--------------------------------------------------------------------------------
Lawrence H. Budner     3,808            1,815         1,413           82,850
--------------------------------------------------------------------------------
James T. Bunch(4)          0                0             0                0
--------------------------------------------------------------------------------
Daniel D. Chabris(5)   1,655            1,854         1,162           34,000
--------------------------------------------------------------------------------
Wendy L. Gramm         3,793                0             0           81,350
--------------------------------------------------------------------------------
Kenneth T. King(5)     3,978            1,936         1,162           85,850
--------------------------------------------------------------------------------
Gerald J. Lewis(4)         0                0             0                0
--------------------------------------------------------------------------------
John W. McIntyre       4,023                0             0          108,700
--------------------------------------------------------------------------------
Larry Soll             3,793                0             0          100,900
--------------------------------------------------------------------------------
Total                 32,873           10,937         8,324          768,250
--------------------------------------------------------------------------------
% of Net Assets      0.0046%(6)       0.0015%(6)                     0.0024%(7)
--------------------------------------------------------------------------------


(1) The vice chairman of the board, the chairs of the Funds' committees who are Independent Directors, and the members of the Funds' committees who are Independent Directors, each receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

(2) Represents estimated benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

(3) These amounts represent the Company's share of the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Drs. Soll and Gramm and Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan. Mr. McIntyre became eligible to participate in the Defined Benefit Deferred Compensation Plan as of November 1, 1998, and was not included in the calculation of retirement benefits until November 1, 1999.

(4) Messrs. Bunch and Lewis became directors of the Company on January 1, 2000.

(5) Mr. Chabris retired as a director of the Company on September 30, 1998. Mr. King retired as a director of the Company on December 31, 1999.

(6) Total as a percentage of the Company's net assets as of October 31, 1999.

(7) Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1999.


Messrs. Brady, Healey and Williamson, as "interested persons" of the Company and the INVESCO Funds, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or the other funds in the INVESCO Funds for their service as directors.

The boards of directors of the mutual funds in the INVESCO Funds have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the Independent Directors of the funds. Under this Plan, each director who is not an interested person of the funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, if the Qualified Director retires upon reaching age 72 (or the retirement age of 73 or 74, if the retirement date is extended by the boards for one or two years, but less than three years), payment of a basic benefit for one year (the "First Year Retirement Benefit"). Commencing with any such director's second year of retirement, commencing with the first year of retirement of any Qualified Director whose retirement has been extended by the boards for three years, and commencing with attainment of age 72 by a Qualified Director who voluntarily retires prior to reaching age 72, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the First Year Retirement Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him/her or to his/her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to him/her or to his/her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Company began making payments under the plan to Mr. Chabris as of October 1, 1998 and to Mr. King as of January 1, 2000. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers. A similar plan has been adopted by INVESCO Global Health Sciences Fund's board of trustees. All trustees of INVESCO Global Health Sciences Fund are also directors of the INVESCO Funds.

The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds except Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the Independent Director may own either directly or beneficially. Each of the Independent directors has agreed to invest a minimum of $100,000 of his or her own resources in shares of the INVESCO Funds. Compensation contributed to a deferred compensation plan may constitute all or a portion of this $100,000 commitment.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 30, 2000, the following persons owned more than 5% of the outstanding shares of the Funds indicated below. This level of share ownership is considered to be a "principal shareholder" relationship with a Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

INVESTOR CLASS
--------------

European Fund

--------------------------------------------------------------------------------
              Name and Address          Basis of Ownership      Percentage Owned
                                        (Record/Beneficial)
================================================================================
Charles Schwab & Co., Inc.              Record                   39.92%
Special Custody Account
  for the Exclusive
Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Name and Address          Basis of Ownership      Percentage Owned
                                        (Record/Beneficial)
================================================================================
National Financial Services Corp.       Record                  8.79%
The Exclusive Benefit of
Customers
One World Financial Center
200 Liberty St., 5th Floor
Attn: Kate - Recon
New York, NY 10281-5500
--------------------------------------------------------------------------------
Merrill Lynch                           Record                  8.09%
Security #97MMS
4800 Deer Lake Dr. East
Jacksonville, FL 32246-6486
--------------------------------------------------------------------------------


International Blue Chip Value Fund

--------------------------------------------------------------------------------
              Name and Address          Basis of Ownership      Percentage Owned
                                        (Record/Beneficial)
================================================================================
Muir & Co.                              Record                  28.31%
Attn: Mutual Fund Area T-8
P.O. Box 2479
San Antonio, TX 78298-2479
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.              Record                  12.97%
Special Custody Account
  for the Exclusive
Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------

CLASS C

European Fund

--------------------------------------------------------------------------------
              Name and Address          Basis of Ownership      Percentage Owned
                                        (Record/Beneficial)
================================================================================
Alan C Dadd                             Beneficial              11.42%
8516 W Lake Mead Blvd. #123
Las Vegas, NV 89128-7636
--------------------------------------------------------------------------------


International Blue Chip Value Fund

--------------------------------------------------------------------------------
              Name and Address          Basis of Ownership      Percentage Owned
                                        (Record/Beneficial)
================================================================================
Legg Mason Wood Walker Inc              Record                  8.26%
386-01104-14
PO Box 1476
Baltimore, MD 21202
--------------------------------------------------------------------------------
NFSC FEBO #0C8-310980                   Record                  6.03%
Patricia Sunkel TTEE
Patricia Sunkel Living Trust
V/A 1/26/88
1426 Keller Drive
West Palm Beach, FL 33406-7816
--------------------------------------------------------------------------------
NFSC FEBO # HDM-534447                  Record                  5.65%
Weldon C Backer
Ida Gay Backer
12918 North Normandy Way
Palm Beach Gardens, FL 33410-1411
--------------------------------------------------------------------------------
Donaldson Lufkin Jenrette               Record                  5.25%
Securities Corporation Inc
PO Box 2052
Jersey City, NJ 07303-2052
--------------------------------------------------------------------------------

As of November 20, 2000, officers and directors of the Company, as a group, beneficially owned less than 1% of any Fund's outstanding shares.

DISTRIBUTOR

INVESCO Distributors, Inc. ("IDI"), a wholly owned subsidiary of INVESCO, is the distributor of the Funds. IDI bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Funds' shares, except for such distribution expenses as are paid out of Fund assets under the Company's Plans of Distribution (collectively, the "Plans"), which have been adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.


INVESTOR CLASS. The Company has adopted a Plan and Agreement of Distribution - Investor Class (the "Investor Class Plan") with respect to Investor Class shares, which provides that the Investor Class shares of each Fund will make monthly payments to IDI computed at an annual rate no greater than 0.25% of average net assets attributable to Investor Class shares. These payments permit IDI, at its discretion, to engage in certain activities and provide services in connection with the distribution of a Fund's Investor Class shares to investors. Payments by a Fund under the Investor Class Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided.

CLASS C. The Company has adopted a Master Distribution Plan and Agreement - Class C pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Funds (the "Class C Plan"). Under the Class C Plan, Class C shares of the Funds pay compensation to IDI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate IDI for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund. Payments can also be directed by IDI to selected institutions that have entered into service agreements with respect to Class C shares of each Fund and that provide continuing personal services to their customers who own such Class C shares of a Fund.

Of the aggregate amount payable under the Class C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of the Fund attributable to the customers of such dealers or financial institutions, are characterized as a service fee. Payments to dealers and other financial institutions in excess of such amount and payments to IDI would be characterized as an asset-based sales charge pursuant to the Class C Plan. The Class C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Class C shares of a Fund.


CLASS K (EUROPEAN FUND). The Company has adopted a Plan and Agreement of Distribution - Class K pursuant to Rule 12b-1 under the 1940 Act relating to

Class K shares (the "Class K Plan"). Under the Class K Plan, Class K shares of the Funds pay compensation to IDI at an annual rate of 0.45% of average net assets attributable to Class K shares for the purpose of financing any activity which is primarily intended to result in the sale of Class K shares. The Class K Plan is designed to compensate IDI for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund. Payments can also be directed by IDI to selected institutions that have entered into service agreements with respect to Class K shares of each Fund and that provide continuing personal services to their customers who own such Class K shares of a Fund.

Of the aggregate amount payable under the Class K Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund may be characterized as a service fee.


ALL PLANS. Activities appropriate for financing under the Plans include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements.

A significant expenditure under the Plans is compensation paid to securities companies and other financial institutions and organizations, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services from selected securities companies and other financial institutions and organizations which may enter into agreements with IDI. Payments will be made by IDI to broker-dealers who sell shares of a Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, INVESCO does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Funds possibly could decrease to the extent that the banks would no longer invest customer assets in the Funds. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by a Fund. Financial institutions and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class instead of another.

The Funds made payments to IDI under the Investor Class Plan during the fiscal year ended October 31, 1999, in the amounts of $1,594,765 and $63,975 for European Fund- Investor Class and International Blue Chip Value Fund - Investor Class, respectively. In addition, as of the fiscal year ended October 31, 1999, $113,299 and $10,624 of additional distribution accruals had been incurred by European Fund - Investor Class and International Blue Chip Value Fund - Investor Class, respectively, and will be paid during the fiscal year ended October 31, 2000.

Since the Funds' Class C shares were not offered until February 15, 2000 and the European Fund's Class K shares were not offered until December 15, 2000, they made no payments to IDI under the Class C Plan or the Class K Plan during the fiscal year or period ended October 31, 1999.

For the fiscal year ended October 31, 1999, allocation of 12b-1 amounts paid by the Funds' Investor Class for the following categories of expenses were:

INVESTOR CLASS
--------------

EUROPEAN FUND

Advertising                                                     $554,579
Sales literature, printing, and postage                         $176,246
Direct Mail                                                     $ 69,728
Public Relations/Promotion                                      $106,506
Compensation to securities dealers and other organizations      $370,091
Marketing personnel                                             $317,615

INTERNATIONAL BLUE CHIP VALUE FUND

Advertising                                                     $  3,826
Sales literature, printing, and postage                         $ 22,439
Direct Mail                                                     $ 15,193
Public Relations/Promotion                                      $  1,593
Compensation to securities dealers and other organizations      $ 17,760
Marketing personnel                                             $  3,164


The services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new shareholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Funds, and assisting in other customer transactions with the Funds.

The Plans provide that they shall continue in effect with respect to each Fund as long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Directors. A Plan can be terminated at any time by a Fund, without penalty, if a majority of the Independent Directors, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of a Fund, the investment climate for a Fund, general market conditions, and the volume of sales and redemptions of a Fund's shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Company is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Directors of the Company shall be committed to the Independent Directors then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of a Fund's payments under a Plan without approval of the shareholders of that Fund's respective class of shares, and all material amendments to a Plan must be approved by the board of directors of the Company, including a majority of the Independent Directors. Under the agreement implementing the Plans, IDI or a Fund, the latter by vote of a majority of the Independent Directors, or a majority of the holders of the relevant class of a Fund's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by a Fund under a Plan in the event of its termination.

To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, a Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment." In this event, a Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by a Fund under a Plan. Such new arrangements must be approved by the directors, including a majority of the Independent Directors, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with IDI. On a quarterly basis, the directors review information about the distribution services that have been provided to each Fund and the 12b-1 fees paid for such services. On an annual basis, the directors consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of a Fund, should be made.

The only Company directors and interested persons, as that term is defined in
Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and directors of the Company who are also officers either of IDI or other companies affiliated with IDI. The benefits which the Company believes will be reasonably likely to flow to a Fund and its shareholders under the Plans include the following:

   o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

   o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes; and

   o Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on INVESCO's revenues could allow INVESCO and its affiliated companies:

   o To have greater resources to make the financial commitments necessary to improve the quality and level of the Funds' shareholder services (in both systems and personnel);

   o To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

   o To acquire and retain talented employees who desire to be associated with a growing organization.


DEALER CONCESSIONS

IDI may pay sales commissions to dealers and institutions that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. IDI will retain all payments received by it relating to Class C shares for the thirteen months after they are purchased. The portion of the payments to IDI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit IDI to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first thirteen months, IDI will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors who may not pay the CDSC and in circumstances where IDI grants an exemption on particular transactions.

IDI may pay sales commissions to dealers and institutions that sell Class K shares of the Funds at the time of such sales. Payments with respect to Class K shares will equal 0.45% of the purchase price of the Class K shares sold by the dealer or institution.


OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, are the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Funds.

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Company. The custodian is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT

INVESCO, 7800 E. Union Avenue, Denver, Colorado, is the Company's transfer agent, registrar, and dividend disbursing agent. Services provided by INVESCO include the issuance, cancellation and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

LEGAL COUNSEL

The firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell LLP, 1225 17th Street, Suite 2900, Denver, Colorado, acts as special counsel to the Company.

BROKERAGE ALLOCATION AND OTHER PRACTICES

As the investment adviser to the Funds, INVESCO places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While INVESCO seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available. INVESCO is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, INVESCO considers the quality of executions obtained on a Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. INVESCO has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged a Fund are consistent with prevailing and reasonable commissions, INVESCO monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Funds.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, INVESCO may select brokers that provide research services to INVESCO and the Company, as well as other INVESCO mutual funds and other accounts managed by INVESCO. Research services include statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO in making informed investment decisions. Research services prepared and furnished by brokers through which a Fund effects securities transactions may be used by INVESCO in servicing all of its accounts and not all such services may be used by INVESCO in connection with a particular Fund. Conversely, a Fund receives benefits of research acquired through the brokerage transactions of other clients of INVESCO.

In order to obtain reliable trade execution and research services, INVESCO may utilize brokers that charge higher commissions than other brokers would charge for the same transaction. This practice is known as "paying up." However, even when paying up, INVESCO is obligated to obtain favorable execution of a Fund's transactions.

Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. When a number of broker-dealers can provide comparable best price and execution on a particular transaction, INVESCO may consider the sale of a Fund's shares by a broker-dealer in selecting among qualified broker-dealers.

Certain of the INVESCO Funds utilize fund brokerage commissions to pay custody fees for each respective fund. This program requires that the participating funds receive favorable execution.

The aggregate dollar amount of brokerage commissions and underwriting discounts paid by each Fund for the periods outlined below were:

European Fund

Year Ended October 31, 1999           $      3,436,316
Year Ended October 31, 1998                    483,163
Year Ended October 31, 1997                  1,477,524


International Blue Chip Value Fund

Year Ended October 31, 1999           $        180,533
Period Ended October 31, 1998(1)                     0


(1) For the period October 28, 1998, commencement of operations, through October 31, 1998.

For the fiscal year ended October 31, 1999, brokers providing research services received $0 in commissions on portfolio transactions effected for the Funds. The aggregate dollar amount of such portfolio transactions was $0. Commissions totaling $0 were allocated to certain brokers in recognition of their sales of shares of the Funds on portfolio transactions of the Funds effected during the fiscal year ended October 31, 1999.

At October 31, 1999, each Fund held debt securities of its regular brokers or dealers, or their parents, as follows:

--------------------------------------------------------------------------------
               Fund               Broker or Dealer           Value of Securities
                                                             at October 31, 1999
================================================================================
European                       State Street Bank and
                               Trust Company                     $  6,916,000.00
                               General Electric                  $    261,000.00
--------------------------------------------------------------------------------
International Blue             None
Chip Value
--------------------------------------------------------------------------------



Neither INVESCO nor any affiliate of INVESCO receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between INVESCO or any person affiliated with INVESCO or the Funds and any broker or dealer that executes transactions for the Funds.

CAPITAL STOCK

The Company is authorized to issue up to one billion five hundred million shares of common stock with a par value of $0.01 per share. As of November 30, 2000, the following shares of each Fund were outstanding:

         European Fund - Investor Class                               43,946,411
         European Fund - Class C                                         125,597
         European Fund - Class K                                               0
         International Blue Chip Value Fund - Investor Class           5,770,419
         International Blue Chip Value Fund - Class C                     72,453


A share of each class of a Fund represents an identical interest in that Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of that Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Investor Class and Class C shares will differ. All shares of a Fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby, when issued will be, fully paid and nonassessable. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of each Fund.

All shares of the Company have equal voting rights based on one vote for each share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders.

Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Funds will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Company voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.

TAX CONSEQUENCES OF OWNING SHARES OF A FUND

Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund qualified as a regulated investment company and intends to continue to qualify during its current fiscal year. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Funds' qualification as regulated investment companies, it is anticipated that none of the Funds will pay federal income or excise taxes and that all of the Funds will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that a Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If a Fund does not distribute all of its net investment income or net capital gains, it will be subject to income and excise taxes on the amount that is not distributed. If a Fund does not qualify as a regulated investment company, it will be subject to income tax on its net investment income and net capital gains at the corporate tax rates.

Dividends paid by a Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Funds send shareholders information regarding the amount and character of dividends paid in the year, including the dividends eligible for the dividends-received deduction for corporations. Dividends eligible for the dividends-received deduction will be limited to the aggregate amount of qualifying dividends that a Fund derives from its portfolio investments.

A Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gains and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is considered short-term, while holding a security for more than one year will generate a long-term gain or loss. A capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends, as discussed above. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, a Fund will have a net capital gain. Distributions by a Fund of net capital gains are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the particular Fund. Such distributions are not eligible for the dividends-received deduction. After the end of each calendar year, the Funds send information to shareholders regarding the amount and character of distributions paid during the year.

All dividends and other distributions are taxable income to the shareholder, whether or not such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of a Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. The net asset value of shares of a Fund reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is declared, the net asset value is reduced by the amount of the distribution. If shares of a Fund are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. Each Fund intends to "mark-to-market" its stock in any PFIC. In this context, "marking-to-market" means including in ordinary income for each taxable year the excess, if any, of the fair market value of the

PFIC stock over the Fund's adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, a Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. A Fund's adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders, and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Funds recommend any particular method of determining cost basis. Other methods may result in different tax consequences. If you have reported gains or losses for a Fund in past years, you must continue to use the method previously used, unless you apply to the IRS for permission to change methods. Even if you have reported gains or losses for a Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.

PERFORMANCE

To keep shareholders and potential investors informed, INVESCO will occasionally advertise the Funds' total return for one-, five-, and ten-year periods (or since inception).

Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show the interim variations in performance over the periods cited. More information about the Funds' recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to INVESCO using the telephone number or address on the back cover of the Funds' Prospectuses.

When we quote mutual fund rankings published by Lipper Inc., we may compare a Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare a Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance for the one-, five-, and ten-year periods ended October 31, 1999 was:


                                                                  10 YEAR
FUND AND CLASS                      1 YEAR      5 YEAR       OR SINCE INCEPTION
--------------                      ------      ------       ------------------

INVESTOR CLASS
--------------
European Fund                       12.64%      17.77%            12.45%

International Blue Chip Value Fund  11.77%       N/A              11.85%(1)


(1) The Fund commenced investment operations on February 15, 1995.


Average annual total return performance is not provided for each Fund's Class C Shares and the European Fund's Class K Shares since they were not offered until February 15, 2000 and December 15, 2000, respectively. Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)[exponential n] = ERV

Where:            P = a hypothetical initial payment of $10,000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of initial payment

The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, The American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the fund in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:

                                                    LIPPER MUTUAL
         FUND                                       FUND CATEGORY
         ----                                       -------------
         EUROPEAN FUND                              EUROPEAN REGION FUNDS
         INTERNATIONAL BLUE CHIP VALUE FUND         INTERNATIONAL FUNDS


Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
BANXQUOTE
BARRON'S
BUSINESS WEEK
CDA INVESTMENT TECHNOLOGIES
CNBC
CNN

CONSUMER DIGEST
FINANCIAL TIMES
FINANCIAL WORLD
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR
INVESTMENT COMPANY DATA, INC.
INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE
LIPPER INC.'S MUTUAL FUND
    PERFORMANCE ANALYSIS
MONEY
MORNINGSTAR
MUTUAL FUND FORECASTER
NO-LOAD ANALYST
NO-LOAD FUND X
PERSONAL INVESTOR
SMART MONEY
THE NEW YORK TIMES
THE NO-LOAD FUND INVESTOR
U.S. NEWS AND WORLD REPORT
UNITED MUTUAL FUND SELECTOR
USA TODAY
THE WALL STREET JOURNAL
WIESENBERGER INVESTMENT COMPANIES SERVICES
WORKING WOMAN
WORTH


CODE OF ETHICS

INVESCO permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires INVESCO's personnel to conduct their personal investment activities in a manner that INVESCO believes is not detrimental to the Funds or INVESCO's other advisory clients. The Code of Ethics is on file with, and may be obtained from, the Commission.

FINANCIAL STATEMENTS

The  financial  statements  for the Funds for the fiscal year ended October
31, 1999 are incorporated herein by reference from INVESCO International Funds, Inc.'s Annual Report to Shareholders dated October 31, 1999. The financial statements for the Funds for the semiannual period ended April 30, 2000 are incorporated herein by reference from INVESCO International Funds, Inc.'s SemiAnnual Report to Shareholders, dated April 30, 2000.

APPENDIX A

BOND RATINGS

The following is a description of Moody's and S&P's bond ratings:

MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

S&P CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                               PART C. OTHER INFORMATION

ITEM 23.     EXHIBITS

                (a) Articles of Amendment and Restatement of Articles of Incorporation filed December 2, 1999.(9)

                    (1) Articles of Amendment to the Articles of Amendment and Restatement of Articles of Incorporation, dated June 2, 2000(10)

                    (2) Articles Supplementary to the Articles of Amendment and Restatement of the Articles of Incorporation filed December 4, 2000.

                    (3) Articles of Amendment to the Articles of Amendment and Restatement of Articles of Incorporation, filed December 4, 2000

                (b) Bylaws as of July 21, 1993.(3)

                (c) Provisions of instruments defining the rights of holders of Registrant's securities are contained in Articles III, IV, and VII of the Articles of Incorporation and Articles II, VI, VII, VIII, and IX of the Bylaws of Registrant.

                (d) (1) Investment Advisory Agreement dated February 28, 1997(2)

                        (a) Amendment dated January 30, 1998 to Advisory Agreement.(4)

                        (b) Amendment dated September 18, 1998 to Advisory Agreement.(6)

                        (c) Amendment dated May 13, 1999 to Advisory
                        Agreement.(9)

                        (d) Amendment dated October 29, 1999 to Advisory Agreement.(9)

                        (e) Form of Amendment dated November 28, 2000 to Advisory Agreement.

                    (2) (a) Sub-advisory Agreement dated February 28, 1998 between INVESCO Funds Group, Inc. and INVESCO Asset Management Limited with respect to European Fund.(2)

                            (1) Amendment dated January 1, 1998 to Sub-Advisory Agreement.(9)

                            (2) Amendment dated May 13, 1999 to Sub-Advisory Agreement.(9)

                            (3) Form of Amendment dated November 28, 2000 to Sub-Advisory Agreement.

                        (b) Sub-advisory Agreement dated September 18, 1998 between INVESCO Funds Group, Inc. and INVESCO Global Asset Management (N.A.) with respect to International Blue Chip Value Fund.(6)

                            (1) Amendment dated May 13, 1999 to Sub-Advisory Agreement.(9)

                (e) Underwriting Agreement between Registrant and INVESCO Distributors, Inc. dated June 1, 2000.

                (f) Defined Benefit Deferred Compensation Plan for Non-Interested Directors and Trustees as amended June 1, 2000.

                (g) Custody Agreement between Registrant and State Street Bank and Trust Company dated July 1, 1993.(3)

                    (1) Amendment to Custody Agreement dated October 25,
                    1995.(1)

                    (2) Data Access Services Addendum.(3)

                    (3) Additional Fund Letter dated November 13, 1994.(4)

                    (4) Additional Fund Letter dated July 23, 1998.(6)

                    (5) Additional Fund Letter dated October 15, 1999.(9)

                    (6) Amended Fee Schedule effective January 1, 2000.(9)

                (h) (1) Transfer Agency Agreement between Registrant and INVESCO Funds Group, Inc. dated June 1, 2000.

                    (2) Administrative Services Agreement between Registrant and INVESCO Funds Group, Inc. dated June 1, 2000.

                (i) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable dated May 21, 1993.(3)

                (j) Consent of Independent Accountants.

                (k) Not applicable.

                (l) Not applicable.

                (m) (1) Master Plan and Agreement of Distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated June 1, 2000 with respect to the Funds' Investor Class shares.(10)

                    (2) Master Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated June 1, 2000 with respect to the Funds' Class C shares.

                    (3) Form of Master Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated ______, 2000 with respect to the INVESCO European Fund's Class K shares.

                (n) Not applicable.

                (o) (1) Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 by the Company with respect to International Blue Chip Fund adopted by the Board of Directors November 9, 1999.(9)

                    (2) Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 by the Company with respect to European Fund adopted by the Board of Directors November 9, 1999.(9)

                    (3) Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 by the Company with respect to Latin American Growth Fund adopted by the Board of Directors November 9, 1999.(9)

                    (4) Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 by the Company with respect to Pacific Basin Fund adopted by the Board of Directors November 9, 1999.(9)

                (p) Code of Ethics pursuant to Rule 17j-1.(10)

(1) Previously filed with Post-Effective Amendment No. 3 to the Registration Statement on December 22, 1995, and incorporated by reference herein.

(2) Previously filed with Post-Effective Amendment No. 4 to the Registration Statement on February 25, 1997 and incorporated by reference herein.

(3) Previously filed with Post-Effective Amendment No. 5 to the Registration Statement on November 17, 1997, and incorporated by reference herein.

(4) Previously filed with Post-Effective Amendment No. 6 to the Registration Statement on February 26, 1998, and incorporated by reference herein.

(5) Previously filed with Post-Effective Amendment No. 7 to the Registration Statement on July 10, 1998, and incorporated by reference herein.

(6) Previously filed with Post-Effective Amendment No. 8 to the Registration Statement on December 30, 1998, and incorporated by reference herein.

(7) Previously filed with Post-Effective Amendment No. 9 to the Registration Statement on March 1, 1999, and incorporated by reference herein.

(8) Previously filed with Post-Effective Amendment No. 10 to the Registration Statement on October 26, 1999, and incorporated by reference herein.

(9) Previously filed with Post-Effective Amendment No. 11 to the Registration Statement on January 25, 2000 and incorporated by reference herein.

(10) Previously filed with Post-Effective Amendment No. 13 to the Registration Statement on October 12, 2000 and incorporated by reference herein.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH INVESCO INTERNATIONAL FUNDS, INC. (THE "COMPANY")

No person is presently controlled by or under common control with the Company.

ITEM 25.     INDEMNIFICATION

Indemnification provisions for officers, directors and employees of the Company are set forth in Article X of the Amended Bylaws and Article VII of the Articles of Restatement of the Articles of Incorporation, and are hereby incorporated by reference. See Item 23(a) and (b) above. Under these Articles, directors and officers will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, directors and officers of the Company cannot be protected against liability to the Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Company also maintains liability insurance policies covering its directors and officers.


ITEM 26.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See "Fund Management" in the Funds' Prospectuses and "Management of the Fund" in the Statement of Additional Information for information regarding the business of the investment adviser, INVESCO.

Following are the names and principal occupations of each director and officer of the investment adviser, INVESCO. Certain of these persons hold positions with IDI, a subsidiary of INVESCO.


--------------------------------------------------------------------------------
                             Position with          Principal Occupation and
Name                            Adviser                Company Affiliation
--------------------------------------------------------------------------------
Mark H. Williamson           Chairman & Officer     Chairman of the Board,
                                                      President & Chief
                                                      Executive Officer
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------
Raymond R. Cunningham        Officer & Director     Senior Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------
William J. Galvin, Jr.       Officer & Director     Senior Vice President
                                                      & Assistant Secretary
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------
Mark D. Greenberg            Officer                Senior Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Ronald L. Grooms             Officer & Director     Senior Vice President
                                                      & Treasurer
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Brian B. Hayward             Officer                Senior Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Richard W. Healey            Officer & Director     Senior Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
William R. Keithler          Officer                Senior Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------
Trent E. May                 Officer                Senior Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Charles P. Mayer             Officer                Senior Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Timothy J. Miller            Officer & Director     Senior Vice President
                                                    & Chief Investment Officer
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Donovan J. (Jerry) Paul      Officer                Senior Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Glen A. Payne                Officer                Senior Vice President,
                                                      Secretary & General
                                                      Counsel
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
John R. Schroer, II          Officer                Senior Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Marie E. Aro                 Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Jeffrey R. Botwinick         Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Michael K. Brugman           Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Ingeborg S. Cosby            Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Stacie Cowell                Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Rhonda Dixon - Gunner        Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Delta L. Donohue             Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Harvey I. Fladeland          Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Linda J. Gieger              Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Richard R. Hinderlie         Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Stuart A. Holland            Officer                Vice  President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Thomas M. Hurley             Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Patricia F. Johnston         Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Campbell C. Judge            Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------
Thomas A. Kolbe              Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Peter M. Lovell              Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
James F. Lummanick           Officer                Vice President & Assistant
                                                      General Counsel
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Thomas A. Mantone, Jr.       Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
George A. Matyas             Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East  Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Corey M. McClintock          Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------
Douglas J. McEldowney        Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------
Frederick R. (Fritz) Meyer   Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Stephen A.  Moran            Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------
Jeffrey G. Morris            Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Laura M. Parsons             Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Jon B. Pauley                Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Thomas E. Pellowe            Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------
Dean C. Phillips             Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Pamela J. Piro               Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Sean F. Reardon              Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Dale A. Reinhardt            Officer                Vice President and
                                                      Controller
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Anthony R. Rogers            Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------
Gary L. Rulh                 Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Thomas R. Samuelson          Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
James B. Sandidge            Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Thomas H. Scanlan            Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    12028 Edgepark Court
                                                    Potomac, MD 20854

--------------------------------------------------------------------------------
John S. Segner               Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Reagan A. Shopp              Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Terri B. Smith               Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Tane T. Tyler                Officer                Vice President & Assistant
                                                      General Counsel
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------
Thomas R. Wald               Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Alan I. Watson               Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Judy P. Wiese                Officer                Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Vaughn A. Greenlees          Officer                Assistant Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------
Matthew A. Kunze             Officer                Assistant Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------
Christopher T. Lawson        Officer                Assistant Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Michael D. Legoski           Officer                Assistant Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------
William S. Mechling          Officer                Assistant Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO  80237
--------------------------------------------------------------------------------
Donald R. Paddack            Officer                Assistant Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------
Craig J. St. Thomas          Officer                Assistant Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------
Kent T. Schmeckpeper         Officer                Assistant Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------
C. Vince Sellers             Officer                Assistant Vice President
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------
Jeraldine E. Kraus           Officer                Assistant Secretary
                                                    INVESCO Funds Group, Inc.
                                                    7800 East Union Avenue
                                                    Denver, CO 80237
--------------------------------------------------------------------------------


ITEM 27.   (a)    PRINCIPAL UNDERWRITERS

                  INVESCO Counselor Series Funds, Inc.
                    (formerly, INVESCO Advantage Series Funds, Inc.)
                  INVESCO Bond Funds, Inc.
                  INVESCO Combination Stock & Bond Funds, Inc.
                  INVESCO International Funds, Inc.
                  INVESCO Money Market Funds, Inc.
                  INVESCO Sector Funds, Inc.
                  INVESCO Stock Funds, Inc.
                  INVESCO Treasurer's Series Funds, Inc.
                  INVESCO Variable Investment Funds, Inc.

           (b)

Positions and                                                Positions and
Name and Principal             Offices with                  Offices with
Business Address               Underwriter                   the Company
------------------             ------------                  -------------

Raymond R. Cunningham          Senior Vice
7800 E. Union Avenue           President
Denver, CO  80237

William J. Galvin, Jr.         Senior Vice President,        Assistant Secretary
7800 E. Union Avenue           Asst. Secretary
Denver, CO  80237              & Director

Ronald L. Grooms               Senior Vice President,        Treasurer,
7800 E. Union Avenue           Treasurer, &                  Chief Financial
Denver, CO  80237              Director                      and Accounting
                                                             Officer

Richard W. Healey              Senior Vice President         Director
7800 E. Union Avenue           & Director
Denver, CO  80237

Timothy J. Miller              Director
7800 E. Union Avenue
Denver, CO 80237

Glen A. Payne                  Senior Vice President,        Secretary
7800 E. Union Avenue           Secretary &
Denver, CO 80237               General Counsel

Pamela J. Piro                 Assistant Treasurer           Assistant Treasurer
7800 E. Union Avenue
Denver, CO 80237

Judy P. Wiese                  Assistant Secretary           Assistant Secretary
7800 E. Union Avenue
Denver, CO  80237

Mark H. Williamson             Chairman of the Board,        Chairman of the
7800 E. Union Avenue           President, & Chief            Board, President
Denver, CO 80237               Executive Officer             & Chief Executive
                                                             Officer

           (c)     Not applicable.

ITEM 28.     LOCATION OF ACCOUNTS AND RECORDS
             --------------------------------

             Mark H. Williamson
             7800 E. Union Avenue
             Denver, CO  80237

ITEM 29.     MANAGEMENT SERVICES
             -------------------

             Not applicable.

ITEM 30.     UNDERTAKINGS
             ------------

             Not applicable

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Company certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the 11th day of December, 2000.

Attest:                                        INVESCO International Funds, Inc.

/s/ Glen A. Payne                              /s/ Mark H. Williamson
-------------------------------                ---------------------------------
Glen A. Payne, Secretary                       Mark H. Williamson,
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Mark H. Williamson                         /s/ Lawrence H. Budner*
-------------------------------                -----------------------------
Mark H. Williamson, President &                Lawrence H. Budner, Director
Director (Chief Executive Officer)

/s/ Ronald L. Grooms                           /s/ John W. McIntyre*
-------------------------------                -----------------------------
Ronald L. Grooms, Treasurer                    John W. McIntyre, Director
(Chief Financial and Accounting
Officer)
                                               /s/ Richard W. Healey*
                                               -----------------------------
/s/ Victor L. Andrews*                         Richard W. Healey, Director
-------------------------------
Victor L. Andrews, Director                    /s/ Fred A. Deering*
                                               -----------------------------
/s/ Bob R. Baker*                              Fred A. Deering, Director
-------------------------------
Bob R. Baker, Director                         /s/ Larry Soll*
                                               -----------------------------
/s/ Charles W. Brady*                          Larry Soll, Director
-------------------------------
Charles W. Brady, Director                     /s/ Wendy L. Gramm*
                                               -----------------------------
/s/ James T. Bunch*                            Wendy L. Gramm, Director
-------------------------------
James T. Bunch, Director                       /s/ Gerald J. Lewis*
                                               -----------------------------
                                               Gerald J. Lewis, Director

By:_____________________________               By:  /s/ Glen A. Payne
                                               -------------------------
Edward F. O'Keefe                              Glen A. Payne
Attorney in Fact                               Attorney in Fact


* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant have been filed with the Securities and Exchange Commission on June 29, 1993, February 24, 1994, February 17, 1995, December 22, 1995, November 17, 1997 and October 12, 2000.

                                  Exhibit Index

                                                         Page in
Exhibit Number                                           Registration Statement
--------------                                           ----------------------

a(2)                                                      95
a(3)                                                      97
d(1)e                                                    100
d(2)(a)(3)                                               101
e                                                        102
f                                                        114
h(1)                                                     121
h(2)                                                     138
j                                                        146
m(2)                                                     147
m(3)                                                     159